SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Indenture,
dated as of May 23, 2006, providing for the issuance of
Citigroup HELOC Trust 2006-NCB1, Series 2006-NCB1
HELOC-Backed Notes and Certificates)

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-131136-03	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street, 4th Floor New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Pools

On May 23, 2006, a single series of notes, entitled Citigroup HELOC Trust 2006-NCB1, HELOC-Backed Notes, Series 2006-NCB1, was issued pursuant to an Indenture, dated as of May 23, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, between Citigroup HELOC Trust 2006-NCB1 (the “Issuer”), Citibank, N.A. (the “Securities Administrator”) and U.S. Bank National Association (the “Indenture Trustee”). Five classes of notes, designated as the “Class 1A-1 Notes,” the “Class 2A-1 Notes”, the “Class 2A-2 Notes,” the “Class 2A-3 Notes” and the “Class M Notes” (collectively, the “Notes”) and three classes of certificates, designated as the “Class C Certificates,” the “Class N Certificates” and the “Class R Certificates” (collectively, the “Certificates”) were issued. The Notes are secured by a pool (the “Loan Pool”) of adjustable-rate, first and second lien home equity lines of credit (the “HELOCs”). The Loan Pool consists of HELOCs having an aggregate principal balance of $1,038,910,845 as of May 1, 2006 (the “Cut-off Date”). The HELOCs were purchased pursuant to the HELOC Purchase Agreement, dated May 22, 2006, among Citigroup Mortgage Loan Trust Inc., Citigroup Global Markets Realty Corp. and National City Bank (the “Originator”) attached hereto as Exhibit 99.1. The HELOCs will be serviced pursuant to a Servicing Agreement, dated May 23, 2006, among the Issuer, the Securities Administrator, the Indenture Trustee and National City Bank as servicer (the “Servicer”). The “Class 2A-1 Notes”, the “Class 2A-2 Notes,” the “Class 2A-3 Notes” and the “Class M Notes” (together, the “Offered Notes”) were sold by the Depositor to Citigroup Global Markets Inc. (“CGM”) as representative of the underwriters, pursuant to an Underwriting Agreement, dated May 22, 2006, between the Depositor and CGM attached hereto as Exhibit 1.1. The Class 1A-1 Certificates were sold by the Depositor to CGM. (in such capacity, the “Initial Purchaser”) in a transaction exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the HELOCs constituting the pool assets.

The Offered Notes, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 22, 2006, and the Prospectus, dated April 7, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class 1A-1 Notes,” the “Class C Certificates,” the “Class N Certificates” and the “Class R Certificates” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Note Principal Balance	Pass-Through Rate
2A-1	$548,391,000	Variable
2A-2	$106,392,000	Variable
2A-3	$129,678,000	Variable
M	$9,870,000	Variable

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

Exhibit No. 1.1
Description
Underwriting Agreement, dated May 22, 2006, between Citigroup Mortgage Loan Trust Inc. as depositor and Citigroup Global Markets Inc. as representative relating to the Series 2006-NCB1 Notes.

3.1
Amended and Restated Trust Agreement, dated May 23, 2006, among Citibank, N.A. as paying agent, Wilmington Trust Company as owner trustee and Citigroup Mortgage Loan Trust Inc. as depositor relating to the Series 2006-NCB1 Notes.

4.1
Indenture, dated as of May 23, 2006, between Citigroup HELOC Trust 2006-NCB1 as issuer, Citibank, N.A. as securities administrator and U.S. Bank National Association as indenture trustee relating to the Series 2006-NCB1 Notes.

99.1
HELOC Purchase Agreement, dated May 22, 2006, among Citigroup Mortgage Loan Trust Inc. as purchaser, Citigroup Global Markets Realty Corp. as seller and National City Bank, as originator relating to the Series 2006-NCB1 Notes.

99.2
Servicing Agreement, dated May 23, 2006, among Citigroup HELOC Trust Series 2006-NCB1 as issuer, Citibank, N.A. as securities administrator, U.S. Bank National Association as indenture trustee and National City Bank as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 2, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter Steinmetz
Name:	Peter Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 22, 2006, between Citigroup Mortgage Loan Trust Inc. as depositor and Citigroup Global Markets Inc. as representative relating to the Series 2006-NCB1 Notes.

3.1
Amended and Restated Trust Agreement, dated May 23, 2006, among Citibank, N.A. as paying agent, Wilmington Trust Company as owner trustee and Citigroup Mortgage Loan Trust Inc. as depositor relating to the Series 2006-NCB1 Notes.

4.1
Indenture, dated as of May 23, 2006, between Citigroup HELOC Trust 2006-NCB1 as issuer, Citibank, N.A. as securities administrator and U.S. Bank National Association as indenture trustee relating to the Series 2006-NCB1 Notes.

99.1
HELOC Purchase Agreement, dated May 22, 2006, among Citigroup Mortgage Loan Trust Inc. as purchaser, Citigroup Global Markets Realty Corp. as seller and National City Bank, as originator relating to the Series 2006-NCB1 Notes.

99.2
Servicing Agreement, dated May 23, 2006, among Citigroup HELOC Trust Series 2006-NCB1 as issuer, Citibank, N.A. as securities administrator, U.S. Bank National Association as indenture trustee and National City Bank as servicer.